UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, filed on July 8, 2014, by Kite Realty Group Trust (the “Company”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) with respect to such Form 8-K.

The audited consolidated financial statements and schedule of Inland Diversified Real Estate Trust, Inc., a Maryland corporation (“Inland Diversified”) as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013, were filed by the Company as Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on May 9, 2014 (the “May 8-K”), and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The unaudited consolidated financial statements of Inland Diversified as of June 30, 2014 and for the three and six month periods ended June 30, 2014 and 2013, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)                                 Unaudited Pro Forma Financial Information (Kite Realty Group Trust).

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2014 and the year ended December 31, 2013, giving effect to the Merger, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG, LLP.
99.1	Unaudited consolidated financial statements of Inland Diversified as of June 30, 2014 and for the three and six month periods ended June 30, 2014 and 2013
99.2	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2014 and the year ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

September 15, 2014	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG, LLP.
99.1	Unaudited consolidated financial statements of Inland Diversified as of June 30, 2014 and for the three and six month periods ended June 30, 2014 and 2013
99.2	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2014 and the year ended December 31, 2013